UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2015

SAVICORP

(Exact name of registrant as specified in its charter)

Nevada	000-27727	91-1766174
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2530 South Birch Street, Santa Ana, California	92707
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (877) 611-7284

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5     CORPORATE GOVERNANCE AND MANAGEMENT

5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

SaviCorp hired Mr. Vincent Manship as our Vice President of Operations. We announced this hire on February 5, 2015. Mr. Manship brings 25 years of experience in the automotive industry and is on the job on a full-time basis. Mr. Manship’s resume is included herewith as an exhibit.

SECTION 9     FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Resume of Vincent Manship

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

April 16, 2015	SaviCorp

By: /s/ Serge Monros
Serge Monros
Chairman, CEO

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